UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):                            August 1, 2005

            HNI Corporation
(Exact Name of Registrant as Specified in Charter)

                    Iowa                                                 0-2648                                  42-0617510
     (State or Other Jurisdiction                        (Commission                                (IRS Employer
             of Incorporation)                                 File Number)                             Identification No.)

414 East Third Street, P.O. Box 1109, Muscatine, Iowa  52761-0071
(Address of Principal Executive Offices, Including Zip Code)

Registrant's telephone number, including area code:                (563) 264-7400

                                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2.):

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
           (17 CFR 240.14d-2(b))

[  ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
           (17 CFR 240.13e-4(c))

Item 1.01    Entry Into A Material Definitive Agreement.

On August 1, 2005, HNI Corporation's Board of Directors (the "Board") approved base salary increases for Jerald K. Dittmer, Vice President and Chief Financial Officer, and David C. Burdakin, Executive Vice President and President, The HON Company.  Effective as of August 28, 2005, Mr. Dittmer's annual base salary will increase from $270,000 to $283,500, and Mr. Burdakin's annual base salary will increase from $340,000 to $352,000.  All other terms and conditions of Mr. Dittmer's and Mr. Burdakin's employment and compensation packages with HNI Corporation remain the same.

Item 9.01            Financial Statements and Exhibits.

(c)            Exhibits.

                None

           SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HNI CORPORATION
Date:	August 2, 2005	By	/s/ Jeffrey D. Lorenger
Jeffrey D. Lorenger Vice President, General Counsel and Secretary

Exhibit Index

Item No.            Description

                           None